UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report: November 20, 2006


Commission File Number: 0-32379



                            American Ammunition, Inc.
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


         Nevada                                              91-2021594
------------------------                              --------------------------
(State of incorporation)                               (IRS Employer ID Number)


                      3545 NW 71st Street, Miami, FL 33147
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                    (Address of principal executive offices)

                                 (305) 835-7400
                         ------------------------------
                           (Issuer's telephone number)




-----------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 - NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
            AUDIT REPORT OF COMPLETED

Interim Review

On November 17, 2006, in conjunction with the interim review of our consolidated financial statements as of and for the quarter ended September 30, 2006 and the associated analysis of various equity transactions entered into during the 3rd quarter of Calendar 2006, management discovered that certain 1st and 2nd quarter events were not properly recorded and were not brought to the attention of the Company's auditors for specific review and comment.

The errors discovered by management in the accounting for and recording various capital transactions are as follows: 1) the erroneous classification of proceeds from the sale of 50,000 shares of Series E 8% Convertible Preferred Stock, 2) the recognition and classification of placement fees related to the sale of 50,000 shares of Series E 8% Convertible Preferred Stock, 3) the payment of public relations fees directly to the vendor by the holder of the Company's Convertible Debentures which increased the working capital advances/prepaid warrant exercise and 4) the accrual of dividends payable on the Series E 8% Convertible Preferred Stock.


                                                                Three months      Six months
                                                                   ended            ended
                                                                March 31, 2006   June 30, 2006
                                                                --------------  --------------

Net Loss, as previously reported                                $     (833,192) $   (1,254,860)

Effect of the correction of an error
(Increase) Decrease in Net Loss by financial statement
           line item:
   Revenues: Due to reclassification of the presentation
     of Federal Excise Taxes paid                                       27,250           74,201
   Cost of sales: Materials, Direct Labor and other direct
     costs due to reclassification of the presentation of
     Federal Excise Taxes paid and error in accounting for
     the proceeds from Series E 8% Preferred Stock                    (252,250)        (274,201)
   Operating expenses: Other operating expenses due to
     recognition of consulting fees paid on behalf of the
     Company by the Holder of the Company's
     Convertible Debentures                                            (50,000)        (50,000)
                                                                --------------  --------------
   Total effect of changes on Loss from Operations and Net Loss       (275,000)       (250,000)
                                                                --------------  --------------
Net Loss, as restated                                           $   (1,108,192) $   (1,504,860)
                                                                ==============  ==============

   Total effect of changes on Loss from Operations and Net Loss       (275,000)       (250,000)
                                                                --------------  --------------
Net Loss, as restated                                           $   (1,108,192) $   (1,504,860)
                                                                ==============  ==============
Net loss available to common stockholders,
     as previously reported                                     $     (844,967) $   (1,292,215)
Effect of the correction of an error
   Total effect as shown above                                        (275,000)       (250,000)
   Accrual of Series E 8% Preferred Stock dividends                       (275)         (6,137)
                                                                --------------  --------------
Net Loss available to common stockholders, as restated          $   (1,120,242) $   (1,548,352)
                                                                ==============  ==============
Earnings per share, as previously reported                      $        (0.20) $        (0.28)
Total effect of changes                                                  (0.06)          (0.06)
                                                                --------------  --------------
Earnings per share, as restated                                 $        (0.26) $        (0.34)
                                                                ==============  ==============


We have discussed the above matter with our current and previous independent registered accountants pursuant to Item 4.02(a) and they concur with our corrections and corrective action.

Management has undertaken the process of filing amended Quarterly Reports on Form 10-QSB/A for the quarters ended March 31, 2006 and June 30, 2006 to reflect the noted corrections presented above.

The restatements to the financial statements disclosed above were, in part, caused by a failure in the Company's internal control over financing reporting due to the limitations in the Company's accounting resources to identify and react in a timely manner to non-routine, complex and/or transactions originated by other parties on the Company's behalf, as well as gaining an adequate understanding of the disclosure requirements relating to these types of transactions. The accounting error disclosed above was, in part, caused by this material weakness in internal control over financial reporting. In order to remediate the material weaknesses, the management is in the process of designing and implementing and communicating its controls to aid in the correct preparation, review, presentation and disclosures of the Company's financial statements.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     None required



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            American Ammunition, Inc.

Date: December 7, 2006                      By:    /s/ Andres F. Fernandez
      -----------------                           -----------------------------
                                                  Andres F. Fernandez
                                                  Chief Executive Officer and
                                                  Chief Financial Officer